UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2011

(Date of Report: Date of earliest event reported)

Merilus, Inc.

(Exact name of registrant as specified in its charter)

Nevada

0-28475

87-0635270

(State or other jurisdiction  (Commission File Number)  (IRS Employer ID No.)

     of incorporation)

P.O. Box 58052, Salt Lake City, UT 84158

 (Address of principal executive office)

Registrant's telephone number, including area code: 801-949-1020

__________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 5.06 Change in Shell Company Status.

On December 28, 2011, Merilus, Inc. (the “Company”) entered into an agreement and plan of reorganization (the “Agreement”) with Zendex, Inc., a Utah corporation (“Zendex”).  Under the terms of the Agreement, Merilus acquired all of the issued and outstanding shares of Zendex for 15,000,000 shares of Merilus.  The Agreement was closed on December 30, 2011. Additionally, following the closing, Josh Turner, the sole shareholder of Zendex, was appointed a director and president of Merilus.

When used herein the term “Company,” “we,” and “our” refer to Merilus and its wholly owned subsidiary Zendex unless the contents is specified otherwise.

Organization and Corporate History

Merilus, Inc. (“Company”) was incorporated in Nevada in May 1985 and its initial business endeavors were not successful. Merilus has been looking for various business opportunities over the last several years and has not had success finding new business opportunities.  Without any available cash or other assets and with the costs of being public, Merilus management had found it difficult to be able to find potential business opportunities. In 2011, Merilus began discussions with Zendex about the possibility of acquiring Zendex with Zendex’s operations becoming Merilus focus.  In December 2011, Zendex agreed to move forward with the potential acquisition with the hope it could expand its business model and raise additional capital.  As a result of the acquisition, Zendex business will be the ongoing focus of Merilus operations.

Zendex Business

Zendex was incorporated in the state of Utah in March 2011 to create an online platform for the sale of art.  Zendex management had previous experience in the art business and believed an opportunity existed for the creation of a site dedicated to bringing buyers and sellers of art together.  Zendex believes it can act as a consignment seller of the art.  In addition to the art sales, Zendex will create content on its site aimed at both the artist and the general public covering news related to the art world and featuring different artist.  As the website’s popularity grows, the site will seek to obtain additional revenue through advertisements.

Products and Services

Zendex management believes there is a potential market for an online portal used to broker art from both galleries and private sellers.  Zendex management believes the art business is fragmented rely on local galleries and auctions as the primary way of selling art.  By offering an online portal dedicated to art, Zendex management believes it will be able to attract individual sellers, galleries and buyers to use its services for a fee.  Having one site that can be easily accessed for verification information, viewing and information will benefit both the buyer and seller.  To enable this, Zendex management has been working on creating a website with ecommerce capabilities that can be accessed by third parties to place art items for sale.

In addition to the sale of art, unique content will be written regularly to provide information regarding news, events and spotlight new talent in the art world.  By offering a focal point in the art world and driving traffic to the site,

Zendex management believes art dealers and collectors will have greater incentive to utilize the portal as a venue for buying and selling.  This is a new concept and is still being developed.  Additional capital will be required to complete the full scale launch of the site.

Marketing Strategy

Our marketing efforts will center around on online efforts including social media marketing on Facebook, twitter and other similar sites.  We will also engage in search engine optimization by trying to offer unique contents and links to other sites we believe offer relevant information.  We may, once we obtain additional capital, use pay per click marketing on a limited basis.

Regulations

We do not believe we face extensive regulations.  Essentially we will operate as a consignment seller or occasionally as a reseller and provide information content.

Description of Property

We currently utilize the office space provided by our CEO on a rent free basis. We believe this space will be sufficient for the next six to twelve months.

Technology

We currently have no technology that differs from any other web site.  We do not believe technology will separate our business from other competitors; rather our focus will be on the content, ease, and security of our site.  Instead of technology, we believe our success will result from our ability to drive traffic to our site.

Competitors

We face intense competition from other companies such as eBay and galleries with online presence.  Without additional funding, it will be difficult for us to compete in this marketplace and our future success will be dependent on both additional capital and our ability to differentiate our offerings from competitors most of whom are better financed, have longer operating histories and established clientele.

Concentration of Customers

Since we are only beginning operations, we do not have any existing clients. Our clients will typically be smaller consumers and we do not anticipate and concentration of customers.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

We have no patents or trademarks.  We also have no franchises, concessions, royalty agreements or labor contracts.

Research and Development Costs During the Last Two Fiscal Years

We have not engaged in any research and development in the last two years.

Employees

Neither Merilus nor Zendex have any employees.  We intend to focus on outsourcing most of our technology needs in the initial stages and will rely on our officers, Josh Turner and Alex Demitrev, until we are able to obtain additional capital.  Our officers are not receiving any salary at this time.

Item 1A.  Risk Factors

Our operations are subject to a number of risks including:

We may have insufficient resources to cover our operating expenses and completing the development and implementation of our business plan.

We have limited cash to cover our operating expenses for the next 12 months and to cover the expenses incurred in connection with the development of our web site.  We will be seeking additional capital but the ultimate success or costs of the capital is unknown. As a start-up company with an unproven business concept, it is likely any future funds obtained would result in a substantial dilution to current stockholders.

Our business plan is unproven and is essentially a startup operations without a track record to judge any potential future revenue.

While we believe we have developed a unique concept, the ultimate success will be dependent on its acceptance by the public.  We are still completing the development of our business plan, and do not have revenue being generate from the website on which we will be focusing.  Although management has had success brokering art, the current concept is new and unproven.  The potential success of our site is unknown and dependent on many factors including capital and the ability to attract sellers of art to our site over competitors.  If we are unable to generate revenue, we will not be able to stay in business off of our current revenue stream.

We face numerous competitors and as a result, we may not be able to generate sufficient revenue to remain in business.

We have many competitors with comparable technology and capabilities that compete for the same group of customers. Many of our competitors have greater financial, technical, marketing and financial resources than we do. Our ability to compete effectively may be adversely affected by the ability of these competitors to devote greater resources to the sale and marketing of their products and services.

Our management has no experience in operating an e-commerce site and the ability to be successful in this new area is unknown.

Our management’s experience lies in traditional art galleries and art brokerage, specifically involving the sale of paintings.  We are moving into a new business model with a focus on being a portal or website for the sale of art work.  Since we currently have no experience in operating an e-commerce site, it will be necessary to hire personnel experience in the online market to ensure success.  The Company’s future success will rely on our ability to obtain capital to hire personnel and the implementation of a leadership team with knowledge of the online art market.  Currently, we do not have either the capital or the experienced management to accomplish our overall business objectives bringing into question or potential of success.

Our future success will depend on management’s ability to not only implement our business model but to be able to raise capital to fund operations.

Additional capital will be necessary to institute our business model. Without additional capital, we will not be able to implement a competitive business model nor ensure its operational success. We will be dependent on our management to raise the capital.  The current management has no experience in raising capital so our ability to obtain the needed funding is uncertain.  If we are unsuccessful in raising capital, the future success of our business is questionable.

There is a lack of meaningful public market for our securities.  Investors and stockholders should look to an investment in us as a long-term, illiquid investment which they may not be able to resell.

Although our common stock may be available for trading, at present no active market exists nor is likely to develop until we can show long-term success from our new business model. Therefore, there is no assurance that a regular trading market will develop and if developed, that it will be sustained. A purchaser of stock may be unable to resell our common stock should he or she desire to do so. Furthermore, it is unlikely that a lending institution will accept our common stock as pledged collateral for loans.  Investors should, therefore, look at our stock as an illiquid, long-term investment that they may never be able to resell.

A relatively small number of stockholders and managers have significant influence over us. As a result, other stockholders may not have a voice in the direction of the Company, and stockholders may disagree with the decisions of management.

A small number of our stockholders and management acting together would be able to exert significant influence over the Company through ability to influence the election of directors and other matters that require action by our stockholders. The voting power of these individuals could have the effect of preventing or delaying a change in control of our company which they oppose even if our other stockholders believe it is in their best interests. In addition, our executive officers have the ability to influence our day-to-day operations. These factors could negatively affect our company and stock price as other investors may be unwilling to invest in a company with such a consolidation of control.  Additionally, if stockholders dislike the decisions of management, it will be difficult for stockholders to replace current management.

You will not receive dividend payments.

Merilus has not paid, and does not plan to pay, dividends in the foreseeable future even if operations are profitable. Any Earnings will be used to expand operations, hire additional staff and pay operating expenses and salaries, rather than to make distributions to shareholders. Future value of an investment will be tied to an increase in Merilus enterprise value and/or market price of our common stock, if trading on an exchange or market.

There is a significant likelihood of dilution of our existing stockholders which could result in the loss on any investment by existing stockholders.

It is likely that any capital raised would have a significant dilutive effect to current investors.  We cannot implement our long-term business model without additional capital and will be looking to raise capital through the potential sale of equity.  If such dilution were to occur, the price of our stock would be negatively impacted resulting in possible losses for existing stockholders.

Summary of Financial Information

Merilus had no revenues in 2010 or 2009.  Merilus had a net loss of $18,397 for the year ended December 31, 2010.  At December 31, 2010, we had cash and cash equivalents of $1,653, other receivables of $500 and a negative working capital of $65,552.

Zendex was formed in March 2011 so it only has a partial period through September 30, 2011.  Zendex had revenues of $450,000 for the period ended September 30, 2011 with net income of $2,507 for the same period.  Zendex had assets of $135,564 as of September 30, 2011 with liabilities as of September 30, 2011 of $132,457.

The following table shows selected summarized financial data for the Company at the dates and for the periods indicated. The data should be read in conjunction with the financial statements and notes included herein beginning on page F-1.

STATEMENT OF OPERATIONS DATA:

Merilus:

	For the Nine Months Ended September 30, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Revenues	$ -	$ -	$ -
General and Administrative Expenses	12,309	13,558	35,488
Other Income and Expense	--	4,839	3,547
Net Loss	(12,309)	18,397	39,035
Basic Loss per Share	(0.00)	(0.01)	(0.02)
Diluted Loss per Share	(0.00)	(0.01)	(0.02)
Weighted Average Number of Shares Outstanding	2,186,692	1,767,514	1,632,445
Weighted Average Number of Fully Diluted Shares Outstanding	2,186,692	1,767,514	1,632,445
BALANCE SHEET DATA:
	September 30, 2011	December 31, 2010	December 31, 2009
Total Current Assets	$ 1,571	$ 2,153	$ 280
Total Assets	1,571	2,153	280
Total Current Liabilities	83,183	67,705	57,435
Working Capital	81,612	(65,552)	(57,155)
Stockholders’ Equity (Deficit)	(81,612)	(65,552)	(57,155)

Zendex:

For the Period Ending September 30, 2011
Revenues	$ 450,000
Cost of Sales	305,624
General and Administrative Expenses	140,976
Other Income and Expense	--
Net Income	2,507
BALANCE SHEET DATA:
December 31, 2010
Total Current Assets	$ 135,964
Total Assets	135,964
Total Current Liabilities	132,457
Working Capital	3,507
Stockholders’ Equity (Deficit)	3,507

Management's Discussion and Analysis or Plan of Operation

Certain statements in this Report constitute “forward-looking statements.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, among others, uncertainties relating to general economic and business conditions; industry trends; changes in demand for our products and services; uncertainties relating to customer plans and commitments and the timing of orders received from customers; announcements or changes in our pricing policies or that of our competitors; unanticipated delays in the development, market acceptance or installation of our products and services; changes in government regulations; availability of management and other key personnel; availability, terms and deployment of capital; relationships with third-party equipment suppliers; and worldwide political stability and economic growth. The words “believe,” “expect,” “anticipate,” “intend” and “plan” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Financial Statements and accompanying notes.  Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from these estimates under different assumptions or conditions.

Merilus’s accounting policies are more fully described in Note 1 of the audited financial statements.  As discussed in Note 1, the preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the future events that affect the amounts reported in the financial statements and the accompanying notes. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances.  Actual differences could differ from these estimates under different assumptions or conditions.  Merilus believes that the following addresses Merilus’s most critical accounting policies.

We recognize revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB 104”).  Under SAB 104, revenue is recognized at the point of passage to the customer of title and risk of loss, when there is persuasive evidence of an arrangement, the sales price is determinable, and collection of the resulting receivable is reasonably assured.

Our allowance for doubtful accounts is maintained to provide for losses arising from customers’ inability to make required payments.  If there is deterioration of our customers’ credit worthiness and/or there is an increase in the length of time that the receivables are past due greater than the historical assumptions used, additional allowances may be required.

We account for income taxes in accordance with FASC 740-20, “Accounting for Income Taxes”.   Under FASC 740-20, deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to reverse.  Deferred tax assets will be reflected on the balance sheet when it is determined that it is more likely than not that the asset will be realized.

LIQUIDITY AND CAPITAL RESOURCES

September 30, 2011

On September 30, 2011, Zendex had current assets of $135,964 with liabilities of $132,457. Our working capital was a nominal $3,507 on September 30, 2010.  We will have to obtain additional capital to execute our business plan.  Our prior revenue was generated from art brokerage, but our focus, going forward, will be online art brokering and to this end are developing a website to act as a portal for the sale of art.  The ultimate costs of the development of the website and the funds needed to operate it until sustained revenue is achieved are unknown at this time. However, without additional capital we will not be able to execute on our business model.  Additionally, with the ongoing reporting requirements of Merilus, we anticipate our overall operational costs to increase.

We anticipate the need for capital to help fund ongoing costs and do not believe debt financing will be available given the new direction we are taking with the business.  We believe the online art business will prove to offer more opportunities and better profit margins than the current brokering business due to the ability of economies of scale not present in our current market.  Our current reliance on word-of-mouth marketing will not be sufficient to support the successful implementation and growth of an online model.

RESULTS OF OPERATIONS

September 30, 2011

For the nine months ended September 30, 2011, Zendex had revenues of $450,000 with cost of sales of $305,624. Zendex general and administrative expenses were $140,976 for the nine months ended September 30, 2011.  We are working to change our business model and focus more on online sales as a way of generating revenue in the future. We will continue to offer art brokering and consulting services but believe our future success is in our ability to generate an online site to sell paintings and other art work.  We are still in the process of developing the site and the ultimate costs and revenue the site will generate are unknown at this time.  With our efforts focused on this newly revised business model, we have not been as aggressive at seeking new business for our existing operations.  As such, we would anticipate revenue to be less in upcoming quarters until our online site is completed.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

PROPERTIES

Merilus owns no properties and utilizes space on a rent-free basis from Josh Turner, Merilus’ officer and director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners:

The following table sets forth as of December 30, 2011, the name and the number of shares of the Company's common stock, par value $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 17,186,692 issued and outstanding shares of the Company's common stock, and the name and stockholdings of each director and of all officers and directors as a group.

                                                                                        Amount and Nature of

Title of Class        Name of Beneficial Owner              Beneficial Ownership (1)                 Percent of Class

Common                Josh Turner                                      15,000,000                                              87.3%

                               4764 South 900 East

                               Salt Lake City, UT

Common                Michelle Turpin

                               4764 South 900 East

                               Salt Lake City, UT                            1,436,780                                                8.37%

                               Name of Officer, Director               Amount and Nature of

Title of Class        and Nominee                                   Beneficial Ownership (1)                  Percent of Class

Common               Alex Demitriev                                     213,000                                               1.2%

Common               Josh Turner                                        See Above

Common               All Officers and Directors

                               as a Group                                       15,213,000                                              88.5%

(1) Ms. Turpin owns 1,100,000 directly and through her management and ownership of Micvic, LLC is beneficially deemed to own the 336,780 shares held by Micvic, LLC.  The owners of Micvic, LLC are Michelle Turpin and Judy Wiles, the mother of Ms. Turpin.

_________________

Control by Existing Stockholders

Current management have a majority of the issued and outstanding shares of our common stock and preferred stock, which also has a 10 to 1 voting right.  As a result, the persons currently in control of Merilus will most likely continue to be in a position to elect at least a majority of the Board of Directors of Merilus, to dissolve, merge or sell the assets of Merilus, and generally, to direct the affairs of Merilus.

Dividends

We have declared no cash dividends with respect to our common stock, and do not intend to declare dividends in the foreseeable future. Our future dividend policy cannot be ascertained with any certainty. There are no material restrictions limiting, or likely to limit, our ability to pay dividends on our securities.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	None	None	None
Total	NA	NA	NA

DIRECTORS AND EXECUTIVE OFFICERS

Management

The following table sets forth the name, age, and position of each executive officer and director and the term of office.

Name                                 Age        Position                                          Director or Officer Since

Alex Demitriev                   45         Secretary, Treasurer,

Director                                                         2006

Josh Turner                         31          President, Director                                          2011

Set forth below is certain biographical information regarding the Company's executive officer and director.

Mr. Demitriev has been self-employed over the last five years owning a part interest in an art gallery in Park City, Utah as well as engaging in the importation of art, primarily from Russia.  Mr. Demitriev is also an investor in real estate projects in Utah and several foreign countries.  At the present time, Mr. Demitriev has not entered into any employment or other compensation arrangements with Merilus, Inc. and will serve on a part-time, as needed basis.

During 2009 Mr. Demitriev received 200,000 shares of the Company’s common stock valued at the Company’s prevailing bid price as reflected on the OTCBB of $0.11 or $22,000.  Mr. Demitriev is not an officer or director in any other companies that file reports with the SEC.

Mr. Turner formed Zendex in March 2011 and has focused on developing Zendex business plan throughout 2011. Prior to forming Zendex, Mr. Turner worked in the art brokering industry as a private consultant during the prior five years and for various artists as a consultant. Mr. Turner started in the art industry as a broker for Russian Art and has represented several artists as a private consultant. Mr. Turner had no relationship to Merilus prior to the acquisition of Zendex.

To the knowledge of management, during the past five years, no present or former director, or executive officer of the Company:

(1) Has filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2) Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice;

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) Was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Family Relationships

None of the officers or directors have any family relationship to each other.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Merilus’s chief executive officer and each of the other executive officers that were serving as executive officers at December 31, 2011 (collectively referred to as the "Named Executives").  No other executive officer serving during 2011 received compensation greater than $100,000.

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Josh Turner	2011	--	--	--	--	--	--	--	--
Alex Demitriev, Director	2010	--	--	--	--	--	--	--	--
	2009	--	--	$22,000	--	--	--	--	$22,000

Mr. Turner has not taken a salary and does not plan on taking a salary.

Outstanding Equity Awards At Fiscal Year-End

We had no outstanding equity awards at fiscal year-end.

Option/Stock Appreciation Rights (SAR) Grants in Last Fiscal Year

In fiscal 2010 and 2011, there were no stock option or SAR Grants.

Stock Option Exercise

In fiscal 2010 and 2011, none of the named executives exercised any options to purchase shares of common stock.

Long-Term Incentive Plan (“LTIP”)

There were no awards granted during fiscal year 2010 and 2011 under a long-term incentive plan.

Board of Directors Compensation

Each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. We did not compensate our director for service on the Board of Directors during fiscal 2010 and 2011.

No other compensation arrangements exist between Merilus and our officers and directors.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Merilus does not have any employment contracts with our executive officer.  No other compensatory plan or arrangements exist between Merilus and our executive officer that results or will result from the resignation, retirement or any other termination of such executive officer’s employment with Merilus or from a change-in-control of Merilus.

Report on Repricing of Options/SARs

During fiscal 2010 and 2011, we did not adjust or amend the exercise price of stock options or SARs previously awarded to any executive officer.

Report on Executive Compensation

The Board of Directors determines the compensation of Merilus’s executive officer and president and sets policies for and reviews with the chief executive officer and president the compensation awarded to the other principal executives, if any. The compensation policies utilized by the Board of Directors are intended to enable Merilus to attract, retain and motivate executive officers to meet our goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. At this time, the Board of Directors has determined no compensation is warranted to the officers and directors until such time as a merger is completed or business operation is established.  At such time, executive compensation on an ongoing basis will be reviewed.

Code of Ethics

We do not have a code of ethics.

Board of Directors Interlocks and Insider Participation in Compensation Decisions

No such interlocks existed or such decisions were made during fiscal year 2010 or 2009.

Option Plans

Merilus has no option plans and no outstanding options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We believe that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

A stockholder of the Company paid, on behalf of the Company, and advanced other costs through a series of promissory notes.  In 2007, the Company consolidated the promissory notes into one note with a credit line up to $30,000 which was convertible into up to 600,000 shares of common stock.  Ms. Turpin has continued to loan the Company funds to pay ongoing expenses.  The loans are at 18% interest.  In 2010, Ms. Turpin settled additional debt for another 500,000 shares  of common stock.  Ms. Turpin has continued to provide financial support for the Company with additional loans.

LEGAL PROCEEDINGS

Merilus is not, and has not been, involved in any legal proceedings during the last fiscal year.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

Market information – The principal market for the Company's common stock is the Over-the-Counter Bulletin Board. The following high and low bid prices for the Company's Common Stock  are based on over-the-counter quotations that reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions. Furthermore, the Company’s common stock has traded sporadically and in small volume. Consequently, the information provided below may not be indicative of the Company's common stock price under different conditions.

Quarter Ended

High Bid

Low Bid

December 2011

  $0.30

$0.01

September 2011

  $0.10

$0.01

June 2011

  $0.10

$0.01

March 2011

  $0.10

$0.01

December 2010

  $0.49

$0.02

September 2010

  $0.10

$0.02

June 2010

  $0.10

$0.02

March 2010

  $0.11

$0.02

December 2009

  $0.12

$0.05

September 2009

  $0.14

$0.11

June 2009

  $0.13

$0.11

March 2009

  $0.13

$0.12

The prices above are based on very limited volume and wide spreads between the bid and ask prices.  Recent sales of stock have been at $0.10 with very low volume.  Investors should not rely on the historical quotes as a guide to the direction of the Company’s stock given the low volume and wide spreads.  On December 30, 2011, the bid price was $0.10 and $0.01 per share.  The Company’s shares of common stock have limited trading and the bid and ask price may not be indicative of the actual price a shareholder would receive if they tried to sell their shares.

Holders – At December 30, 2011, the Company had approximately 45 stockholders of record based on information obtained from the Company’s transfer agent.

Dividends – Since its inception, the Company has not paid any dividends on its common stock and the Company does not anticipate that it will pay dividends in the foreseeable future.

Possible Sale of Common Stock Pursuant to Rule 144

Merilus has previously issued shares of common stock that constitute restricted securities as that term is defined in Rule 144 adopted under the Securities Act.  Subject to certain restrictions, such securities may generally be sold in limited amounts under Rule 144.  Currently, Rule 144 would not be available until at least one year from the filing of this 8-K and no assurance can be given the Company will be operating or meet all of the condition for Rule 144 in one year.  As such the timing of the availability of resale exemptions for these shares is unknown and currently they are not available for resale under Rule 144.  When the 15,000,000 shares issued for Zendex become available along with prior restricted stock issuances become available for resale, there could be a depressive effect on any market that may develop for Merilus’s common stock given the amount of shares that would be available for resale versus the number currently available.

RECENT SALES OF UNREGISTERED SECURITIES

During the last three years Merilus has sold shares to a major shareholder as part of interim financing to pay ongoing costs.  A stockholder of the Company paid, on behalf of the Company, and advanced other costs through a series of promissory notes.  In 2007, the Company consolidated the promissory notes into one note with a credit line up to

$30,000 which was convertible into up to 600,000 shares of common stock.  Ms. Turpin has continued to loan the Company funds to pay ongoing expenses.  The loans are at 18% interest.  In 2010, Ms. Turpin settled additional debt for another 500,000 shares of common stock.  Ms. Turpin has continued to provide financial support for the Company with additional loans. A former officer received 37,500 shares of the Company’s common stock for services and a current director received 200,000 shares in 2009 for services.  In December 2011, we issued 15,000,000 shares to Josh Turner as part of the acquisition of Zendex.

Purchases of Equity Securities by Us and Affiliated Purchasers

There were no purchases of our equity securities by us or any of our affiliates during the year ended December 31, 2011, 2010 or 2009.

Authority to Issue Stock

The board of directors has the authority to issue the authorized but unissued shares of Common Stock without action by the stockholders. The issuance of such shares would reduce the percentage ownership held by current stockholders.

Transfer Agent

Merilus’s transfer agent is Interwest Transfer Company, Inc., 1981 Murray Holladay Road, Suite 100, Murray, Utah 84117.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 16-10a-902 (1) of the Utah Law authorizes a Utah corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 16-10a-902 (4) prohibits a Utah corporation from indemnifying a director in a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in a proceeding in which the director was adjudged liable on the basis that he or she improperly received a personal benefit.   Otherwise, Section 16-10a-902 (5) allows indemnification for reasonable expenses incurred in connection with a proceeding by or in the right of a corporation.

Unless limited by the Articles of Incorporation, Section 16-10a-905 authorizes a director to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.   Section 16-10a-907 (1) extends this right to officers of a corporation as well.

Unless limited by the Articles of Incorporation, Section 16-10a-903 requires that a corporation indemnify a director who was successful, on the merits or otherwise, in defending any proceeding to which he or she was a party against reasonable expenses incurred in connection therewith.   Section 16-10a-907 (1) extends this protection to officers of a corporation as well.

Pursuant to Section 16-10a-904(1), the corporation may advance a director’s expenses incurred in defending any proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 16-10a-902.   Unless limited by the Articles of Incorporation, Section 16-10a-907 (2) extends this protection to officers, employees, fiduciaries and agents of a corporation as well.

Regardless of whether a director, officer, employee, fiduciary or agent has the right to indemnity under the Utah Revised Business Corporation Act, Section 16-10a-908 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

The foregoing discussion of indemnification merely summarizes certain aspects of indemnification provisions and is limited by reference to the above discussed sections of the Delaware Corporation Law.

The Registrant’s certificate of incorporation and bylaws provide that the Registrant “may indemnify” to the full extent of its power to do so, all directors, officers, employees, and/or agents. It is anticipated that the Registrant will indemnify its officer and director to the full extent permitted by the above-quoted statute.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to officers and directors of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The financial statements, notes thereto, and the related independent registered public accounting firm’s report of Merilus are set forth immediately following the signature page to this Form 8-K and are herein incorporated by this reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Merilus has not had any disagreements with its independent registered public accounting firm.

(d) Exhibits and Financial Statements.

Financial Statements:

The following financial statements, notes thereto, and the related independent registered public accounting firm’s report contained on page F-2 to our financial statements are herein incorporated:

Zendex, Inc. Financial Statements

Balance Sheet for September 30, 2011

Statement of Operations for the Period ended September 30, 2011

Statement of Changes in Stockholders Equity for the Period ended September 30, 2011

Statement of Cash Flows for the Period ended September 30, 2011

Pro Forma Financial Statements as of September 30, 2011

Exhibits:

Copies of the following documents are included as exhibits to this Form 10 pursuant to item 601 of Regulation S-K.

SEC

Exhibit

Reference

No.

No.

Title of Document

Location

10

10.01

Agreement and Plan of Reorganization

This Filing

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Merilus, Inc.

By: /s/Alex Demitriev

Date: January 5, 2012

      Alex Demitriev, CEO

Morrill & Associates, LLC

Certified Public Accountants

12 South Main, Suite 208

Layton, Utah 84041

801-546-9068 Phone; 801-546-8211 Fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Zendex, Inc. (A Development Stage Company)

Salt Lake City, Utah

We have audited the accompanying balance sheet of Zendex, Inc. (a development stage company) as of September 30, 2011 and the related statements of operations, stockholder’s equity and cash flows for the period from inception on March 9, 2011 through September 30, 2011. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zendex, Inc. (a development stage company) as of September 30, 2011 and the results of its operations and cash flows for the period from inception on March 9, 2011 through September 30, 2011 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has a limited operating history and has had only one significant transaction which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Morrill & Associates

Morrill & Associates

Layton, Utah 84041

January 5, 2012

ZENDEX, INC.

Balance Sheet

September 30, 2011

Assets
Current Assets:
Cash	$135,964

Total assets	135,964

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable	122,409
Related party payable	8,000
Accrued interest	267
Income tax payable	893
Payroll liabilities	888

Total liabilities	132,457

Shareholders’ equity:

Preferred stock, $0.001 par value, 5,000,000 shares authorized 0 shares issued and outstanding	--
Common stock, $0.001 par value, 45,000,000 shares authorized 10,000 shares issued and outstanding	10
Additional paid in capital	990
Retained earnings	2,507
Total shareholders’ equity	3,507
Total liabilities and shareholders’ equity	$135,964

See accompanying notes to financial statements

ZENDEX, INC.

Statement of Operations

From Inception of March 9, 2011 through September 30, 2011

Revenue	$450,000

Cost of Sales	305,624

Gross Profit	144,376

Operating expenses:
General and Administrative	140,976
Total operating expenses	140,976

Net operating income	3,400

Other expense:
Income tax expense	893
Total other expense	893

Net income	$2,507

Basic and diluted loss per share	$0.25

Basic and diluted weighted average common shares outstanding	10,000

See accompanying notes to financial statements

ZENDEX, INC.

Statement of Changes in Stockholders’ Equity

	Common Stock		Additional Paid in	Retained	Total
	Shares	Amount	Capital	Earnings	Equity
Balance at March 9, 2011 (inception) (Note 1)	--	$--	$--	$--	$--

Common stock issued on March 10, 2011 for services to set up the Company valued at $0.001 per share	10,000	10	990	--	1,000

Net loss for the period ended September 30, 2011	--	--	--	2,507	2,507

Balance at September 30, 2011	10,000	$10	$990	$2,507	$3,507

See accompanying notes to financial statements

ZENDEX, INC.

Statement of Cash Flows

From Inception of March 9, 2011 through September 30, 2011

Cash flows from operating activities:
Net income	$2,507
Adjustments to reconcile net loss to net cash
used by operating activities:
Common stock issued for services	1,000
Changes in operating assets and liabilities:
Increase in accounts payable	122,409
Increase in accrued interest	267
Increase in income tax payable	893
Increase in payroll liabilities	888
Net cash used in
operating activities	127,964

Cash flows from investing activities:	—

Cash flows from financing activities:
Proceeds from related party payable	8,000
Net cash provided by
financing activities	8,000

Net change in cash	135,964

Cash, beginning of period	—

Cash, end of period	$135,964

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$—
Interest	$—

NON CASH FINANCING ACTIVITIES:
Common stock issued for services	$1,000

See accompanying notes to financial statements

Zendex, Inc.

Notes to Financial Statements

September 30, 2011

Note 1 – Organization and Summary of Significant Accounting Policies

Organization – Zendex, Inc. (the “Company”) was incorporated under the laws of the State of Utah on March 9, 2011.  The Company facilitates and brokers art throughout the world.

Accounting method – The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

Use of estimates – These financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and require that management make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities. The use of estimates and assumptions may also affect the reported amounts of revenues and expenses. Actual results could differ from those estimates or assumptions.

Revenue recognition – Revenue will be recognized when the services are provided and collection is reasonably assured.

Cash and cash equivalents – The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.  The Company’s cash balance held at a single institution is in excess of the federally insured maximum of $250,000.

Recently enacted accounting pronouncements – The Company has reviewed all recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operation, financial position or cash flows.  Based on that review, the Company believes that none of these pronouncements will have a significant effect on its current or future earnings or operations.

Income taxes –The Company has no deferred taxes arising from temporary differences between income for financial reporting and for income tax purposes. The Company has taxable income of $3,400 as of September 30, 2011 and has accrued income taxes payable of $893. The Company follows the provisions of uncertain tax positions as addressed in FASB ASC 740-10-65-1. The Company recognized approximately no increase in the liability for unrecognized tax benefits.

The income tax provision differs from the amount of income tax determined by applying the U.S. income tax rate to pretax income from continuing operations for the period ended September 30, 2011 due to the following:

Book income	$684
State taxes, net of federal benefit	92
Nondeductible expense	117
$893

Zendex, Inc.

Notes to Financial Statements

September 30, 2011

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Basic and Diluted Earnings Per Share - Basic earnings per share is computed by dividing net income attributable to common shares by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is computed by dividing net income attributable to common shares for the period by the weighted average number of common and potential common shares outstanding during the period. Potential common shares, composed of incremental common shares issuable upon the exercise of stock options and warrants, are included in the calculation of diluted net income per share to the extent such shares are dilutive.

The following table sets forth the computation of basic income per share for the period ended September 30, 2011:

Income (numerator)	$2,507
Shares (denominator)	10,000

Net income per share – basic and diluted	$.25

Note 2 – Concentrations of Risk

The Company’s operations to date have consisted of only one significant revenue transaction.  Future transactions remain uncertain.

Note 3 – Equity Transactions

The Company is authorized to issue a total of 50,000,000 shares consisting of 5,000,000 shares of preferred stock and 45,000,000 shares of common stock having a par value of $0.001 per share.  On March 10, 2011, the Company issued 10,000 shares of common stock to the president and sole director for consulting services valued at $1,000.

Note 4 – Related Party Transactions

On March 11, 2011, the president and sole director loaned $8,000 to the Company.  Interest of 6% was computed on the balance of the related party payable and recorded as $267 of accrued interest as of September 30, 2011.

Note 5 – Fair Value of Financial Instruments

On March 9, 2011 (inception), the Company adopted FASB ASC 820-10-50, “Fair Value Measurements”.  This guidance defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures.  The three levels are defined as follows:

•Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•Level 2 inputs the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly,

for substantially the full term of the financial instrument.

•Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

Zendex, Inc.

Notes to Financial Statements

September 30, 2011

Note 5 – Fair Value of Financial Instruments (continued)

The carrying amounts reported in the balance sheet for the cash and cash equivalents and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of the related party payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of September 30, 2011.

Note 6 – Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has a limited operating history and their operations thus far have consisted of only one significant transaction.  These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability.  The Company intends to seek additional funding through equity offerings to fund its business plan.  There is no assurance that the Company will be successful in raising additional funds.

Note 7 – Subsequent Events

Subsequent to year end, the Company completed a reverse merger with Merilus, Inc. where Zendex, Inc. became the wholly owned subsidiary of Merilus, Inc.  As part of the merger, Merilus issued 15,000,000 shares of its common stock for all of Zendex’s issued and outstanding shares.

The Company has evaluated all other subsequent events from the balance sheet date through the date the financial statements were issued, and determined there are no material transactions that have not been disclosed.

MERILUS, INC. AND SUBSIDIARY

Condensed Combined Pro Forma

Financial Statements

September 30, 2011

CONTENTS

Condensed Combined Pro Forma Balance Sheet

 3

Condensed Combined Pro Forma Statement of Operations

 4

Summary of Assumptions and Disclosures

 5

MERILUS, INC. AND SUBSIDIARY

(A Development Stage Company)

Condensed Combined Pro Forma Balance Sheet

			Pro Forma
	Merilus, Inc.	Zendex, Inc.	Adjustments
	September 30,	September 30,	Increase		Pro Forma
	2011	2011	(Decrease)		Combined
CURRENT ASSETS	(Unaudited)				(Unaudited)

Cash and cash equivalents	$ 1,571	$ 135,964	$ -		$ 137,535

TOTAL ASSETS	$ 1,571	$ 135,964	$ -		$ 137,535

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued expenses	$ 37,352	$ 123,297	$ -		$ 160,649
Related party payable	-	8,000	-		8,000
Accrued interest	-	267			267
Income tax payable	-	893			893
Related party interest payable	13,509	-			13,509
Notes payable, related party	32,322	-	-		32,322

Total Current Liabilities	83,183	132,457	-		215,640

STOCKHOLDERS' DEFICIT

Common stock	2,186	10	15,000	1	17,186
			(10)	2
Additional paid-in capital	3,341,079	990	(15,000)	1	(97,798)
			10	2
			(3,424,877)	3
Accumulated deficit	(3,424,877)	2,507	3,424,877	3	2,507

Total Stockholders' Deficit	(81,612)	3,507	-		(78,105)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$ 1,571	$ 135,964	$ -		$ 137,535

MERILUS, INC. AND SUBSIDIARY
(A Development Stage Company)
Condensed Combined Pro Forma Statement of Operations
For the Nine Months Ended

			Pro Forma
	Merilus, Inc.	Zendex, Inc.	Adjustments
	September 30,	September 30,	Increase	Pro Forma
	2011	2011	(Decrease)	Combined
	(unaudited)			(unaudited)

NET REVENUES	$ -	$ 450,000	$ -	$ 450,000

COST OF SALES	-	305,624	-	305,624

Gross Profit	-	144,376	-	144,376

OPERATING EXPENSES

General and administrative	12,309	140,976	-	153,285

Total Operating Expenses	12,309	140,976	-	153,285

LOSS FROM OPERATIONS	(12,309)	3,400	-	-8,909

OTHER EXPENSES

Interest expense	(3,751)	-	-	-3,751

Total Other Expenses	(3,751)	-	-	-3,751

NET LOSS BEFORE INCOME TAXES	(16,060)	3,400	-	-12,660

PROVISION FOR INCOME TAXES	-	(893)	-	-893

NET LOSS	$ (16,060)	$ 2,507	$ -	$ (13,553)

MERILUS, INC. AND SUBSIDIARY

Summary of Assumptions and Disclosures

NOTE 1 -

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.

Business Organization

The accompanying pro forma financial statements are prepared to present the acquisition of Zendex, Inc. by Merilus, Inc. to aid the user in understanding the acquisition.  The proforma balance sheet and statement of operations are presented as though the acquisition took place on September 30, 2011.  On December 28, 2011, Merilus, Inc. entered into an agreement and plan of reorganization with Zendex, Inc., a Utah corporation.  Under the terms of the Agreement, Merilus acquired all of the issued and outstanding shares of Zendex for 15,000,000 shares of Merilus.

b.  Pro Forma Adjustments

The pro forma financial statements have been prepared as though the acquisition of Zendex, Inc. by Merilus, Inc. occurred on September 30, 2011

1)

Common stock (Merilus)

$

15,000

Additional paid-in capital

(15,000

)

$

-

To record the acquisition of Zendex, Inc. through the issuance of 15,000,000 shares of common stock.

2)

Additional paid-in capital

$

10

Common stock (Zendex)

(10

)

$

-

Reclassification of Zendex stock to additional paid-in capital.

3)

Accumulated deficit (Merilus)

$

3,424,877

Additional paid-in capital

(3,424,877

)

$

-

Reclassification of Merilus’ accumulated deficit.